UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2018

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota

55441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations.
The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

On May 8, 2018, The Mosaic Company ("Mosaic") hosted a conference call discussing its financial results for the quarter ended March 31, 2018. Furnished herewith as Exhibits 99.1 and 99.2 and incorporated by reference herein are copies of the transcript of the conference call and slides that were shown during the webcast of the conference call.

Furnished herewith as Exhibit 99.3 and incorporated by reference herein is a copy of a presentation entitled “Investor Information - Second Quarter 2018.”

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On May 10, 2018, Mosaic announced that, effective June 4, 2018, its Board of Directors ("Board") of Mosaic has named Clint C. Freeland as its Senior Vice President and Chief Financial Officer and designated him as the principal accounting officer of Mosaic. Mr. Freeland will succeed Anthony T. Brausen who has served as Senior Vice President - Finance and interim Chief Financial Officer and also has been designated as Mosaic's principal accounting officer since January 31, 2018. Mr. Brausen will continue as a Senior Advisor and provide support and transition assistance to Mr. Freeland through at least July 2019.
Mr. Freeland, age 49, most recently served as Executive Vice President and Chief Financial Officer of Dynegy, Inc. ("Dynegy") from July 2011 until its merger with Vistra Energy Corp. in April 2018. Mr. Freeland was responsible for Dynegy’s financial affairs, including finance and accounting, treasury, tax and banking and credit agency relationships. Prior to joining Dynegy, Mr. Freeland served as Senior Vice President, Strategy & Financial Structure of NRG Energy, Inc. from February 2009 to July 2011. Mr. Freeland served as NRG’s Senior Vice President and Chief Financial Officer from February 2008 to February 2009 and its Vice President and Treasurer from April 2006 to February 2008. Prior to joining NRG, Mr. Freeland held various key financial roles within the energy sector. Mr. Freeland graduated from Sewanee, the University of the South and earned his MBA at Vanderbilt University’s Owen Graduate School of Management.
Effective upon Mr. Freeland's first date of employment with Mosaic, the Compensation Committee approved (i) Mr. Freeland's annual base salary of $625,000; (ii) his target bonus under Mosaic’s Management Incentive Plan for 2018 equal to 80% of his annual base salary ; and (iii) a long-term incentive award under Mosaic's 2014 Stock and Incentive Plan (the "2014 Plan") of restricted stock units valued at $1.5 million on the date of grant (based on the closing price of Mosaic's common stock on the New York Stock Exchange on Mr. Freeland's first date of employment with Mosaic) which will vest on the third anniversary of the date of his award provided that he remains an employee of Mosaic.
Mr. Freeland has no family relationships with any director or other officer of Mosaic and has no transactions with Mosaic other than the employment terms described herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2018 Annual Meeting of Stockholder ("Annual Meeting"), Mosaic stockholders (i) elected thirteen directors (Oscar P. Bernardes, Nancy E. Cooper, Gregory L. Ebel, Timothy S. Gitzel, Denise C. Johnson, Emery N. Koenig, Robert L. Lumpkins, William T. Monahan, James ("Joc") C. O'Rourke, David T. Seaton, Steven M. Seibert, Luciano Siani Pires and Kelvin R. Westbrook), each for a term of one year expiring in 2019 or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2018; and (iii) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”).

The votes cast with respect to each director elected for a term of one year expiring in 2019 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Oscar P. Bernardes	276,684,030	18,904,389	210,883	33,436,093
Nancy E. Cooper	291,962,196	3,651,733	185,373	33,436,093
Gregory L. Ebel	291,484,185	4,117,251	197,866	33,436,093
Timothy S. Gitzel	293,509,917	2,093,028	196,357	33,436,093
Denise C. Johnson	293,873,281	1,740,274	185,747	33,436,093
Emery N. Koenig	291,370,042	4,230,221	199,039	33,436,093
Robert L. Lumpkins	288,373,694	7,222,424	203,184	33,436,093
William T. Monahan	290,213,348	5,391,562	194,392	33,436,093
James ("Joc") C. O'Rourke	293,565,063	2,030,770	203,469	33,436,093
David T. Seaton	293,520,499	2,085,465	193,338	33,436,093
Steven M. Seibert	289,076,958	6,524,944	197,400	33,436,093
Luciano Siani Pires	292,443,623	3,155,976	199,703	33,436,093
Kelvin R. Westbrook	254,682,316	40,923,022	193,964	33,436,093
The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2018 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
324,057,473	4,767,621	410,301	-
The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
279,389,901	15,364,089	1,045,312	33,436,093

Item 9.01.	9.01. Financial Statements and Exhibits.
(d) Exhibits.
Reference is made to the Exhibit Index hereto with respect to the exhibits furnished herewith. The following exhibits are being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Description

99.1	Transcript of conference call of The Mosaic Company held on May 8, 2018

99.2	Slides shown during the webcast of the conference call of The Mosaic Company held on May 8, 2018

99.3	Investor Information - Second Quarter 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 11, 2018	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary